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                                                               Exhibit-10(h)(ii)

                AMENDMENT NO. 1 TO RECEIVABLES PURCHASE AGREEMENT

         THIS AMENDMENT NO. 1 TO RECEIVABLES PURCHASE AGREEMENT (this "AMENDMENT") dated as of May 18, 2001, is entered into among WORTHINGTON RECEIVABLES CORPORATION (the "SELLER"), WORTHINGTON INDUSTRIES, INC. (the "SERVICER"), THE MEMBERS OF THE VARIOUS PURCHASER GROUPS FROM TIME TO TIME PARTY THERETO (the "PURCHASER GROUPS"), and PNC BANK, NATIONAL ASSOCIATION, as Administrator (the "ADMINISTRATOR").

                                    RECITALS

         The Seller, the Servicer, the Purchaser Groups and Administrator are parties to the Receivables Purchase Agreement dated as of November 30, 2000 (the "AGREEMENT"); and

         The parties hereto desire to amend the Agreement as hereinafter set forth.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. CERTAIN DEFINED TERMS. Capitalized terms that are used herein without definition and that are defined in EXHIBIT I to the Agreement shall have the same meanings herein as therein defined.

         2. AMENDMENTS TO AGREEMENT.

                  2.1 SECTION 1.2(a) of the Agreement is hereby amended by replacing the amount "$3,000,000" with the following: "$1,000,000 or such lesser amount as may be consented to by the Administrator" therein.

                  2.2 EXHIBIT I of the Agreement is hereby amended by adding the following definition, as alphabetically appropriate:

                  "SPECIFICALLY RESERVED DILUTION AMOUNT' means, for any calendar month, the sum of the amounts reserved in the balance sheet of each Originator for volume rebates."

                  2.3 The definition of "Dilution Reserve Percentage" set forth in EXHIBIT I to the Agreement is hereby amended in its entirety as follows:

                  "DILUTION RESERVE PERCENTAGE" means, on any date, the greater of (a) 7.0%, or (b) the percentage determined by the following formula:

         [[(2.0 x ED) + ((DS-ED) x DS/ED))] x DHR] + (0.50% x CS)

         ED   =   the "Expected  Dilution," which shall be equal to the 12-month rolling average Dilution Ratio, expressed as a percentage;

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         DS   =   the "Dilution Spike," which shall be equal to the highest one month Dilution Ratio over the immediately preceding 12 months, expressed as a percentage; and

         CS   =   the aggregate credit sales made by the Originators during the most recent calendar month divided by the Net Receivables Pool
                  Balance for such calendar month.

         DHR  =   the "Dilution Horizon Ratio," which shall be equal to the
                  aggregate credit sales made by the Originators during the three preceding calendar months divided by the Net Receivables
                  Pool Balance as of the last day of the most recent calendar month.

                  2.4 CLAUSE (c) of the definition of "Eligible Receivable" set forth in EXHIBIT I to the Agreement is hereby amended by replacing the percentage "35%" with the percentage "20.0%" therein.

                  2.5 The definition of "Loss Reserve" set forth in EXHIBIT I to the Agreement is hereby amended in its entirety as follows:

                  "LOSS RESERVE' means, on any date, an amount equal to (a) the Aggregate Investment at the close of business of the Servicer on such date MULTIPLIED by (b) (i) the Loss Reserve Percentage on such date, DIVIDED by (ii) 100% minus the Loss Reserve Percentage on such date."

                  2.6 The definition of "Loss Reserve Percentage" set forth in
         EXHIBIT I to the Agreement is hereby amended in its entirety as follows:

                  "LOSS RESERVE PERCENTAGE' means, on any date, the greater of,
         (a) 6.0% and (b) the product of (i) 2 TIMES (ii) the highest average of the Default Ratios for any three consecutive calendar months during the twelve most recent calendar months MULTIPLIED by (iii) (1) (A) at all times during which the Current Days' Sales Outstanding is less than or equal to 40, the aggregate credit sales made by the Originators during the five most recent calendar months, and (B) at all other times, the aggregate credit sales made by the Originators during the six most recent calendar months DIVIDED by (2) the Net Receivables Pool Balance as of such date."

                  2.7 The definition of "Net Receivables Pool Balance" set forth in EXHIBIT I to the Agreement is hereby amended to add the following at end thereof:

                  "minus (c) the Specifically Reserved Dilution Amount."

                  2.8 The definition of "Purchaser Limit" set forth in EXHIBIT I to the Agreement is hereby amended by replacing the amount "$120,000,000" with the amount "$190,000,000" therein.

                  2.9 PARAGRAPH (i) of SECTION 1 of EXHIBIT III to the Agreement is hereby amended in it entirety as follows:

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                  "(i) The Seller has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books."

                  2.10 SECTION 2 of EXHIBIT III to the Agreement is hereby amended to add the following at the end thereof:

                  "(q) United States Federal income tax returns of Worthington and its consolidated Subsidiaries have been examined and closed through fiscal year ended May 31, 2000. Worthington and its consolidated Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by Worthington or any consolidated Subsidiary. The charges, accruals and reserves on the books of Worthington and its consolidated Subsidiaries in respect of taxes or other governmental charges are, in the opinion of Worthington, adequate."

                  2.11 CLAUSE (iii) of PARAGRAPH (m) of SECTION 1 of EXHIBIT IV to the Agreement is hereby amended by replacing the amount "$10,000,000" with the amount "$16,000,000" therein.

                  2.12 PARAGRAPH (p) of SECTION 1 of EXHIBIT IV to the Agreement is hereby amended by replacing the amount "$10,000,000" with the amount "$16,000,000" therein.

                  2.13 CLAUSE (i)(B) of PARAGRAPH (g) of EXHIBIT V to the Agreement is hereby amended by replacing the percentage "5.50%" with the percentage "8.00%" therein.

                  2.14 CLAUSE (ii)(A) of PARAGRAPH (g) of EXHIBIT V to the Agreement is hereby amended by replacing the percentage "1.00%" with the percentage "1.25%" therein.

                  2.15 CLAUSE (ii)(B) of PARAGRAPH (g) of EXHIBIT V to the Agreement is hereby amended by replacing the percentage "4.50%" with the percentage "7.00%" therein.

                  2.16 SCHEDULE II to the Agreement is hereby amended to add the following:

"Lock-box Bank                           Lock-Box                  Account
--------------                           --------                  -------
Mellon Bank, N.A.                        40087                     1930736
                                         360943
National City Bank                       510                       840819190
Wachovia Bank, N.A.                      751621                    8739069463"

         3. REPRESENTATIONS AND WARRANTIES. The Seller hereby represents and warrants to the Administrator and each member of the various Purchaser Groups from time to time party thereto as follows:



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                  (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Exhibit III of the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

                  (b) ENFORCEABILITY. The execution and delivery by each of the Seller and the Servicer of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on each of its parts. This Amendment and the Agreement, as amended hereby, are each of the Seller's and the Servicer's valid and legally binding obligations, enforceable in accordance with its terms.

                  (c) NO DEFAULT. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

         4. EFFECT OF AMENDMENT. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "this Agreement", "hereof", "herein" or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

         5. EFFECTIVENESS. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto, in form and substance satisfactory to the Administrator in its sole discretion.

         6. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

         7. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to any otherwise applicable principles of conflicts of law).

         8. SECTION HEADINGS. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                          WORTHINGTON RECEIVABLES
                               CORPORATION, as Seller



                          By         /s/ John T. Baldwin
                            ---------------------------------------------------
                            Name:      John T. Baldwin
                                 ----------------------------------------------
                            Title:        Vice President
                                  ---------------------------------------------


                          WORTHINGTON INDUSTRIES, INC.,
                             as Servicer



                          By         /s/ John T. Baldwin
                            ---------------------------------------------------
                            Name:      John T. Baldwin
                                 ----------------------------------------------
                            Title:   Vice President and Chief Financial Officer
                                  ---------------------------------------------


                          MARKET STREET FUNDING CORPORATION,
                             as a Purchaser



                          By         /s/ Evelyn Echevarria
                            ---------------------------------------------------
                            Name:       Evelyn Echevarria
                                 ----------------------------------------------
                            Title:        Vice President
                                  ---------------------------------------------


                          PNC BANK, NATIONAL ASSOCIATION,
                             as Administrator and as a Purchaser Agent



                          By:         /s/ John T. Smathers
                             --------------------------------------------------
                            Name:       John T. Smathers
                                 ----------------------------------------------
                            Title:         Vice President
                                  ---------------------------------------------



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